Income Taxes	12 Months Ended
Jun. 30, 2014
Income Taxes [Abstract]
INCOME TAXES
9.	INCOME TAXES

The Company provides for income taxes under FASB ASC 740, Accounting for Income Taxes. FASB ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect currently.

FASB ASC 740 requires the reduction of deferred tax assets by a valuation allowance, if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a valuation allowance equal to the deferred tax asset has been recorded. The total deferred tax asset is $354,846 which is calculated by multiplying a 25% estimated tax rate by the cumulative net operating loss (NOL) adjusted for the following items:

	2014	2013
Net loss for the year	$7.005,852	$3,711,925
Adjustments:
Bad debts – related party	(21,302)	—
Accrued payroll	(2,213,643)	(1,209,842)
Professional stock-based fees	(974,000)	(627,400)
Loss extinguishment	—	(1,106,636)
Tax loss for the year	3,796,907	768,047
Estimated effective tax rate	25%	25%
Deferred tax asset	$949,227	$192,012

The total valuation allowance is $876,874 and $354,096 as of June 30, 2014 and 2013, respectively. Details are as follows:

	2014	2013
Deferred tax asset	$949,227	$354,846
Valuation allowance	(949,227)	(354,846)
Current taxes payable	—	—
Provision for income tax	$—	$—

Below is a chart showing the estimated corporate federal net operating loss (NOL) and the year in which it will expire.

Year	Amount	Expiration
2011	$171,898	2031
2012	$479,440	2032
2013	$768,047	2033
2014	$3,796,907	2034